EXHIBIT 99.2

DEPARTMENT OF HEALTH AND HUMAN SERVICES
FOOD AND DRUG ADMINISTRATION
DISTRICT ADDRESS AND PHONE NUMBER			DATE(S) OF INSPECTION
1/23/2019-2/13/2019*
158-15 Liberty Avenue
Jamaica, NY 11433			FEI NUMBER
(718) 340-7000 Ext:5301 Fax:(718)662-5661			2433247

NAME AND TITLE OF INDIVIDUALTO WHOM REPORT ISSUED
Eyal Mares, Vice President and General Manager Amityville Operations
FlRM NAME			STREET ADDRESS
Hi-Tech Pharmacal Co. Inc., An AKORN Company			369 Bayview Ave

CITY, STATE, ZIP CODE, COUNTRY			TYPE ESTABLISHMENT INSPECTED
Amityville, NY 11701-2801			Human Sterile and Non-Sterile Drug Manufacturer

This document lists observations made by the FDA representative(s) during the inspection of your facility. They are inspectional observations, and do not represent a final Agency determination regarding your compliance. If you have an objection regarding an observation, or have implemented, or plan to implement, corrective action in response to an observation, you may discuss the objection or action with the FDA representative(s) during the inspection or submit this information to FDA at the address above. If you have any questions, please contact FDA at the phone number and address above.

DURING AN INSPECTION OF YOUR FIRM I OBSERVED:
OBSERVATION 1

Records are not kept for the maintenance, cleaning, sanitizing and inspection of equipment.

Specifically, you did not have any records to adequately demonstrate that the transfer hose connected between the tote and the filling machine was maintained, cleaned, sanitized, and inspected prior to the filling of the finished drug product. The transfer hose is the final step where the finished drug product is transferred from the tote to the filling machine for final fill.

OBSERVATION 2
Aseptic processing areas are deficient regarding systems for maintaining any equipment used to control the aseptic conditions.

Specifically, during review of the media fill for in Room S3-104 and in Room 101, on January 31, 2019, I observed sterile pump parts, initially opened from their autoclave pouches, underneath a metal cart, shielded from the HEPA filtered vertical air flow within the ISO 5 environment. In Room 101, the pump was put together by a Sterile Mechanic inside an ISO 5 Laminar Air Flow Tent, and the pump is required to maintain the suspension as it flows through the pump and kettle during the final fill process in Room S3-104 with the Cozzoli Filler.

OBSERVATION 3

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE		DATE ISSUED
	Jay T Wong, Investigator		2/13/2019

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 1 of 3 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES FOOD AND DRUG ADMINISTRATION
DISTRICT ADDRESS AND PHONE NUMBER		DATE(S) OF INSPECTION
l/23/2019-2/13/2019*
158-15 Liberty Avenue
Jamaica, NY 11433
(718) 340-7000 Ext:5301 Fax:(718)662-5661		FEI NUMBER
2433247

NAME AND TITLE OF INDIVIDUALTO WHOM REPORT ISSUED
Eyal Mares, Vice President and General Manager Amityville Operations
FIRM NAME	STREET ADDRESS
Hi-Tech Pharmacal Co. Inc., An AKORN Company	369 Bayview Ave

CTTY, STATE, ZIP CODE, COUN'TRY	TYPE ESTABLISHMENT INSPECTED
Amityville, NY 11701-2801	Human Sterile and Non-Sterile Drug Manufacturer
The written stability testing program is not followed.

Specifically, you did not perform analysis within the time frame described in your written procedures Stability Program for Pharmaceutical Drug Products, QC-093-05, effective October 8, 2018, section 10.1.1, page 14, for the following US commercial finished drug products including, but not limited to:

• Cysteamine Ophthalmic Solution 0.44%, Product Code #915, Lot #360254, Start Date September 29, 2017, 12 Month Pull Date September 4, 2018, 12 Month Test Date October 10, 2018, 36 Days after Pull Date
• Promethazine HCl Oral Solution USP, Product Code #801A, Lot #358514, Start Date July 18, 2017, 12 Month Pull Date July 18, 2018, 12 Month Test Date September 11, 2018, 55 Days after Pull Date
• Clobetasol Propionate Emollient Cream 0.05%, Product Code #270, Lot #356892, Start Date May 4, 2017, 9 Month Pull Date February 2, 2018, 9 Month Test Date April 18, 2018, 75 Days after Pull Date

OBSERVATION 4
Containers and closures are not tested for conformance with all appropriate written procedures.

Specifically, I observed that the visual inspection check and the tip & plug dimension control for the Incoming Tip and Plug Inspection Record do not adequately test or challenge the dropper tips. These tips are used as the container closure system for dorzolamide hydrochloride- and dorzolamide hydrochloride-timolol maleate ophthalmic solutions. I reviewed that there were at least 84 customer complaints in the three years prior to January 2018 for "spray/dropper malfunction" as identified by your firm's investigation PR#76724, and with at least more than 50 similar complaints from approximately January 2018 to January 2019.

*DATES OF INSPECTION

EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Jay T Wong, Investigator	2/13/2019

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 2 of 3 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES
FOOD AND DRUG ADMINISTRATION
DISTRICT ADDRESS ANO PHONE NUMBER		DATE{S) OF INSPECTION
1/23/2019-2/13/2019*
158-15 Liberty Avenue
Jamaica, NY 11433		FEI NUMBER
(718) 340-7000 Ext:5301 Fax:(718)662-5661'		2433247

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED
Eyal Mares, Vice President and General Manager Amityville Operations
FIRM NAME	STREET ADDRESS
Hi-Tech Pharmacal Co. Inc., An AKORN Company	369 Bayview Ave

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Amityville, NY 11701-2801	Human Sterile and Non-Sterile Drug Manufacturer
1/23/2019(Wed), 1/24/2019(Thu), l/25/2019(Fri), 1/29/2019(Tue), 1/30/2019(Wed), 1/31/2019(Thu), 2/01/2019(Fri), 2/04/2019(Mon), 2/11/2019(Mon), 2/13/2019(Wed)

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE		DATE ISSUED
Jay T Wong, Investigator			2/13/2019

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 3 of 3 PAGES

The observations of objectionable conditions and practices listed on the front of this form are reported:

1. Pursuant to Section 704(b) of the Federal Food, Drug and Cosmetic Act, or

2. To assist firms inspected in complying with the Acts and regulations enforced by the

Food and Drug Administration.

Section 704(b) of the Federal Food, Drug, and Cosmetic Act (21 USC 374(b)) provides:

"Upon completion of any such inspection of a factory, warehouse, consulting laboratory, or other establishment, and prior to leaving the premises, the officer or employee making the inspection shall give to the owner, operator, or agent in charge a report in writing setting forth any conditions or practices observed by him which, in his judgment, indicate that any food, drug, device, or cosmetic in such establishment (1) consists in whole or in part of any filthy, putrid, or decomposed substance, or (2) has been prepared, packed, or held under insanitary conditions whereby it may have become contaminated with filth, or whereby it may have been rendered injurious to health. A copy of such report shall be sent promptly to the Secretary."